-------------------------------------------------------        -----------------------------------------------------------------
          AMERICAN BANKNOTE COMPANY                                PRODUCTION COORDINATOR-ALBERT DERMOVSESIAN: 215-830-2103
            680 BLAIR MILL ROAD                                                    PROOF OF FEBRUARY 18, 1997
            HORSHAM, PA  19044                                                   OBJECTIVE COMMUNICATIONS, INC.
               215-657-3480                                                                 H49078fc
-------------------------------------------------------        -----------------------------------------------------------------
SALESPERSON-             C. SHARKEY - 215-830-2153                 Opr.                    koshy/lr                   NEW
-------------------------------------------------------        -----------------------------------------------------------------
   /home/koshy/inprogress/home14/Objective49078                                     /net/banknote/home46/O
-------------------------------------------------------        -----------------------------------------------------------------

                                               OBJECTIVE                                                    SHARES
                                             COMMUNICATIONS
  NUMBER
                                     OBJECTIVE COMMUNICATIONS, INC.
OC
                           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                         CUSIP 674421 10 2
COMMON STOCK                 (subject to restrictions noted on reverse side)                  SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES that






is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 OF

OBJECTIVE COMMUNICATIONS, INC., transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation as from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


OBJECTIVE COMMUNICATIONS, INC.
        CORPORATE
          SEAL
          1993
        DELAWARE



Dated:



[SIG]                                   [SIG]
Secretary                               President and Chief Executive Officer


Countersigned and Registered:
 CONTINENTAL STOCK TRANSFER AND TRUST COMPANY
            (Jersey City, N.J.)     Transfer Agent
                                    and Registrar,

By


                           Authorized Signature

                        OBJECTIVE COMMUNICATIONS, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT--.............Custodian..............
TEN ENT   -- as tenants by the entireties                                (Cust)                (Minor)
JT TEN    -- as joint tenants with right                              under Uniform Gifts to Minors
             of survivorship and not as                               Act..............................
             tenants in common                                                     (State)

    Additional abbreviations may also be used though not in the above list.




        For value received,........................hereby, sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------......................................


 ............................................................................
             Please print or typewrite name and address including
                          postal zip code of assignee

 ............................................................................


 ............................................................................


 ......................................................................Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................


 ............................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated,..................



                                          ..................................



        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.




-------------------------------------------------------        -----------------------------------------------------------------
          AMERICAN BANKNOTE COMPANY                                PRODUCTION COORDINATOR-ALBERT DERMOVSESIAN: 215-830-2103
            680 BLAIR MILL ROAD                                                    PROOF OF FEBRUARY 18, 1997
            HORSHAM, PA  19044                                                   OBJECTIVE COMMUNICATIONS, INC.
               215-657-3480                                                                 H49078bk
-------------------------------------------------------        -----------------------------------------------------------------
SALESPERSON-             C. SHARKEY - 215-830-2153                 Opr.                     koshy                      NEW
-------------------------------------------------------        -----------------------------------------------------------------
     /home/koshy/inprogress/home14/Objective49078                                    /net/banknote/home46/O
-------------------------------------------------------        -----------------------------------------------------------------